                                                                   Exhibit 10.25

                  AMENDMENT TO AGREEMENT FOR STRATEGIC ALLIANCE
                              AND LICENSE AGREEMENT

This Amendment is entered into on March 14, 2003 by and between


MIDAS INTERNATIONAL CORPORATION, 1300 Arlington Heights Road, Itasca, Illinois 60143 hereby represented by Alan D. Feldman, President and Chief Executive Officer (hereinafter "MIDAS")

and

MAGNETI MARELLI SERVICES S.p.A. C.so Ferrucci 112/A 10100 Torino (Italy) hereby represented by Carlo Bondone, Director and Special Attorney (hereinafter "Marelli")

                                    WHEREAS:

     A. The parties have signed (or are the successors to the original party of) the Agreement for Strategic Alliance dated October 1, 1998 ("Agreement") and a License Agreement dated October 30, 1998 ("License Agreement").

     B. Prior to the date hereof, the entry fees and royalties required to be paid by Marelli to MIDAS under the Agreement and the License Agreement have been subsequently renegotiated according to Attachment A hereto.

     C. The parties have thereafter and recently agreed on the additional modifications to the Agreement and the License Agreement set forth herein.

                      NOW THEREFORE IT IS AGREED AS FOLLOWS

     1. Capitalized terms not otherwise defined herein shall have the meanings contained in the Agreement and License Agreement, as applicable.

     2. The royalties required to be paid by Marelli to MIDAS under the License Agreement from and after January 1, 2003, are hereby modified by agreement of the parties, and they will be as set forth below:

         (a)      Fixed Amounts
                  -------------

                  2003 = US $   8,40 MM
                  2004 = US $   8,82 MM
                  2005 = US $   9,26 MM
                  2006 = US $   9,72 MM
                  2007 = US $   8,90 MM

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     (b)  Royalties on Turnover

          2008 and beyond = 1,00% of Gross Revenue, until such time as the Marelli business using the MIDAS System achieves annual Gross Revenue of US $650 MM, at which time, starting from the following fiscal year, the royalties on turnover shall be 1,25% of Gross Revenue

3. With respect to the countries and continents set forth in Attachment B (the "New Countries") the entry fees otherwise required to be paid by Marelli to MIDAS under Section II, 5.3, of the Agreement are hereby modified by agreement of the parties, and, effective as of the date of this Amendment, they will be eliminated (including those still due under Attachment A hereto). Instead of entry fees, Marelli shall pay to MIDAS, for each new MIDAS shop opened in a New Country after the date of this Amendment (whether a newly-built MIDAS shop, an existing competitor's shop converted to a MIDAS shop, or otherwise) a new shop opening fee ("Shop Opening Fee") equal to:

         (a) US $5,000 for each of the first fifty (50) new MIDAS shops opened in each New Country; and

         (b)  US $10,000 for each additional new MIDAS shop in excess of fifty
              (50) opened in each New Country.

         With respect to Russia, Great Britain, Ireland and South Africa, the Shop Opening Fee shall be equal to US $10,000 for each new MIDAS shop opened in such country or on such continent.

         No Shop Opening Fees are required to be paid by Marelli for Argentina, Turkey, Germany, Morocco and those countries set forth in Annex A to the Agreement.

4. By completing the payments due to MIDAS under the Agreement and the License Agreement up to and including the date of this Amendment, and subject to Marelli's payment to MIDAS of the Shop Opening Fees provided under Section 3 above, Marelli will acquire exclusive rights to exploit the MIDAS System in the New Countries without any further obligation to pay New Country entry fees to MIDAS under Section II, 5.3, of the Agreement. Marelli is free to exploit the MIDAS System in the New Countries effective from the date hereof in the manner provided under the Agreement and the License Agreement.

5. Marelli's exclusive right to exploit the MIDAS System in each of the New Countries, as contained in Section 4 above, is subject to Marelli submitting to MIDAS, on or before April 30, 2003, a Shop Development Plan reasonably acceptable to MIDAS, which sets forth the number of new MIDAS shops to be opened in each of the New Countries and the timeline for such openings, and meeting such development requirements in accordance with the schedule set forth thereon. Marelli shall have a one (1) year cure period for any failure to meet the Shop Development Plan.

6. The support contemplated in Section II, 2.1, of the Agreement is intended to be only upon Marelli's written request to MIDAS.

                                        2

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7.       The support contemplated in Section II, 2.2, of the Agreement will no longer be required to be made available to Marelli, which will arrange for any training on its own care and expenses.

8. The reports mentioned under Section II, 2.6, of the Agreement will be exchanged by the parties on a semi-annual basis.

9. The meetings under Section II, 2.5 and 2.7, of the Agreement are intended to be held on a semi-annual basis.

10. By executing this Amendment, MIDAS is formally notifying Marelli that it does not intend to exercise its right of first option and first refusal under Section II, 5.5, of the Agreement to acquire Marelli's assets and rights relevant to the MIDAS system in the countries of Poland and Austria. However, any purchaser of those assets and rights must satisfy the requirements set forth in Section II, 5.5, of the Agreement, unless otherwise agreed to in writing by MIDAS, such agreement not to be unreasonably withheld or delayed by MIDAS.

11. All other terms and conditions of the Agreement and of the License Agreement not expressly modified by this Amendment shall remain unchanged and continue in full force and effect.


Executed in Chicago, Illinois, U.S.A, on March 14, 2003.



MIDAS INTERNATIONAL CORPORATION    MAGNETI MARELLI SERVICES S.p.A.


/s/ Alan D. Feldman                /s/ Carlo Bondone
-------------------------------    -------------------------------
Alan D. Feldman                    Carlo Bondone
President and Chief                Director and Special Attorney
Executive Officer

                                     MIDAS

                      AMENDMENTS TO THE LICENSE AGREEMENT
                             dated October 30, 1998

                               ROYALTIES REVISION

1. FIXED AMOUNTS

   Below are the gross amounts due by Licensee to Licensor for each calendar year in monthly instalments.

   2000 = $ 6,50 MM                        2004 = $ 8,82 MM

   2001 = $ 7,35 MM                        2005 = $ 9,26 MM

   2002 = $ 7,80 MM                        2006 = $ 9,72 MM

   2003 = $ 8,40 MM                        2007 = $10,20 MM
--------------------------------------------------------------------------------

2. ROYALTIES ON TURNOVER

   2008 = 2,00%                            2009 = 1,25% 1999 Countries
                                                  2,00% Turkey-Argentina-Germany

   2010 = 1,25%   1999 Countries + Turkey  2011 = all Countries 1,25%
                       and Argentina
          2,00%   Germany
--------------------------------------------------------------------------------

3. NEW COUNTRIES
   January 2000 = Argentina + Turkey    entry fee = 765,425  $ +523,865  12 instalments from January 2000
   January 2001 = Germany               entry fee = 6,567,235$           60 instalments from January 2001

4. MOROCCO + CHILE
   entry fee    to be agreed upon
   Royalties    1,25%

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                                  Attachment B
                                  ------------

                           1.  Africa
                           2.  Albania
                           3.  Belarus
                           4.  Bosnia and Herzegovina
                           5.  Bulgaria
                           6.  Croatia
                           7.  Czech Republic
                           8.  Denmark
                           9.  Dominican Republic
                           10. Estonia
                           11. Finland
                           12. F.Y.R.O. Macedonia
                           13. Great Britain
                           14. Greece
                           15. Hungary
                           16. Iceland
                           17. Ireland
                           18. Latvia
                           19. Lithuania
                           20. Madagascar
                           21. Mauritius Island
                           22. Moldova
                           23. Netherlands
                           24. Norway
                           25. Romania
                           26. Russia
                           27. Slovakia
                           28. Slovenia
                           29. Sweden
                           30. Tobago
                           31. Trinidad
                           32. Ukraine
                           33. Yugoslavia
                           34. Middle East (excluding Saudi Arabia)

                                        4